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                           THE TARGET PORTFOLIO TRUST
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                   Supplement dated November 14, 2002 to the
         Statement of Additional Information (SAI) dated April 30, 2002

   Add the following non-fundamental investment policy at the end of the section entitled 'Investment Restrictions' in the SAI beginning on page B-34:

        As a non-fundamental operating policy, the Portfolios may not invest in the securities of other investment companies, except that (a) subject to certain restrictions, each Portfolio may purchase securities of other investment companies in the open market involving customary brokerage commissions, and (b) pursuant to an SEC exemptive order, each Portfolio may invest up to 25% of its total assets in shares of an affiliated mutual fund.

   The following language replaces the first paragraph in the section entitled 'Investment Advisory and Other Services-Other Service Providers' on page B-49 of the SAI:

        The Bank of New York (BNY), located at One Wall Street, New York, New York 10286, will serve as custodian for the Trust's portfolio securities and cash, and in that capacity maintain certain financial and accounting books and records pursuant to an agreement with the Trust. Each Portfolio is scheduled to use BNY's services beginning January 6, 2003. This effective date may vary for a Portfolio if circumstances require. Subcustodians provide custodial services for the Trust's foreign assets held outside the United States.

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